EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


Board of Directors
Pharmamatrix Acquisition Corporation


We consent to the incorporation in this Registration Statement on Form S-1 of our report dated June 6, 2005, on our audit of the financial statements of Pharmamatrix Acquistion Corporation for the period from May 13, 2005 (inception) through May 31, 2005.


                                         /s/ Miller Ellin and Company LLP
                                         --------------------------------
                                         Miller Ellin and Company LLP

New York, New York
September 21, 2005